SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


                            December 31, 2001
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                    (Date of earliest event reported)



                         Trans World Corporation
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           (Exact name of registrant as specified in its charter)



         Nevada                      0-25244                   13-3738518
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
   of incorporation)                                    Identification No.)



545  Fifth Avenue, Suite 940,  New York, New York                  10017
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(Address of principal executive offices)                        (Zip Code)



                              (212) 563-3355
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           (Registrant's telephone number, including area code)



                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

                               Page 1 of 3
                     Exhibit Index appears on Page 2


ITEM 2.   Acquisition or Disposition of Assets
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On December 31, 2001, the Registrant concluded  the sale of Casino de Zaragoza
(CDZ), a subsidiary of the Registrant located in Spain, for $10,000,000. The gross sales price was determined by arms length negotiation and what the Registrant believes to be fair market value based on a third party appraisal. CDZ was purchased by Comar Inversiones Y Direccion de Empresas, S.L. (CIDE), a company located in La Coruna, Spain, which operates primarily casinos and some hotels in Spain and in various locations throughout the world. The purpose of the sale was to dispose of CDZ, which had been operating at a loss since its purchase by the Registrant in March 1998. Hampered by CDZ's mountain location, the local government's protraction of the approval process to permit CDZ to relocate to the center of Zaragoza, laws preventing direct advertising of the facility and the inability of the Registrant to afford the refurbishment of the facility or the cost of relocating the casino, the Board of Directors directed management to abandon its efforts to relocate the casino and to engage in serious negotiations for CDZ's sale. The simultaneous execution of the sales agreement (see Exhibit 99.2 for the English translation of the agreement) and the closing of the transaction on December 31, 2001 completed those efforts. For additional information, reference is made to the Press Release, dated January 4, 2001, and the Agreement of Sale, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.


ITEM 7.   Exhibits
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          Exhibit Number                Description
          --------------                -----------



          99.1                Press release dated January 7, 2002.

          99.2                Agreement of Sale of Casino de Zaragoza
                              (Translation from Spanish)

















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TRANS WORLD CORPORATION



Date: January 9, 2002                   By: /s/ Rami S. Ramadan
                                           --------------------
                                           Rami S. Ramadan
                                           President, Chief Executive Officer
                                           and Chief Financial Officer





















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